Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of PEOPLES BANCORP INC., an Ohio corporation (“Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares for offering and sale pursuant to the Agreement and Plan of Merger dated October 29, 2018 between the Corporation and First Prestonsburg Bancshares Inc., to be offered or sold pursuant thereto, hereby constitutes and appoints John C. Rogers as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of November, 2018.

/s/ Charles W. Sulerzyski
Charles W. Sulerzyski

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of PEOPLES BANCORP INC., an Ohio corporation (“Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares for offering and sale pursuant to the Agreement and Plan of Merger dated October 29, 2018 between the Corporation and First Prestonsburg Bancshares Inc., to be offered or sold pursuant thereto, hereby constitutes and appoints Charles W. Sulerzyski as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of November, 2018.

/s/ John C. Rogers
John C. Rogers

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of PEOPLES BANCORP INC., an Ohio corporation (“Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares for offering and sale pursuant to the Agreement and Plan of Merger dated October 29, 2018 between the Corporation and First Prestonsburg Bancshares Inc., to be offered or sold pursuant thereto, hereby constitutes and appoints Charles W. Sulerzyski and John C. Rogers, and each of them severally, as her true and lawful attorneys-in-fact and agents, each with the power to act without the other and with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 15th day of November, 2018.

/s/ Tara M. Abraham
Tara M. Abraham

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of PEOPLES BANCORP INC., an Ohio corporation (“Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares for offering and sale pursuant to the Agreement and Plan of Merger dated October 29, 2018 between the Corporation and First Prestonsburg Bancshares Inc., to be offered or sold pursuant thereto, hereby constitutes and appoints Charles W. Sulerzyski and John C. Rogers, and each of them severally, as his true and lawful attorneys-in-fact and agents, each with the power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of November, 2018.

/s/ George W. Broughton
George W. Broughton

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of PEOPLES BANCORP INC., an Ohio corporation (“Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares for offering and sale pursuant to the Agreement and Plan of Merger dated October 29, 2018 between the Corporation and First Prestonsburg Bancshares Inc., to be offered or sold pursuant thereto, hereby constitutes and appoints Charles W. Sulerzyski and John C. Rogers, and each of them severally, as his true and lawful attorneys-in-fact and agents, each with the power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of November, 2018.

/s/ James S. Huggins
James S. Huggins

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of PEOPLES BANCORP INC., an Ohio corporation (“Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares for offering and sale pursuant to the Agreement and Plan of Merger dated October 29, 2018 between the Corporation and First Prestonsburg Bancshares Inc., to be offered or sold pursuant thereto, hereby constitutes and appoints Charles W. Sulerzyski and John C. Rogers, and each of them severally, as his true and lawful attorneys-in-fact and agents, each with the power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of November, 2018.

/s/ David L. Mead
David L. Mead

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of PEOPLES BANCORP INC., an Ohio corporation (“Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares for offering and sale pursuant to the Agreement and Plan of Merger dated October 29, 2018 between the Corporation and First Prestonsburg Bancshares Inc., to be offered or sold pursuant thereto, hereby constitutes and appoints Charles W. Sulerzyski and John C. Rogers, and each of them severally, as her true and lawful attorneys-in-fact and agents, each with the power to act without the other and with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 15th day of November, 2018.

/s/ Susan D. Rector
Susan D. Rector

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of PEOPLES BANCORP INC., an Ohio corporation (“Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares for offering and sale pursuant to the Agreement and Plan of Merger dated October 29, 2018 between the Corporation and First Prestonsburg Bancshares Inc., to be offered or sold pursuant thereto, hereby constitutes and appoints Charles W. Sulerzyski and John C. Rogers, and each of them severally, as her true and lawful attorneys-in-fact and agents, each with the power to act without the other and with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 15th day of November, 2018.

/s/ Brooke W. James
Brooke W. James

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of PEOPLES BANCORP INC., an Ohio corporation (“Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares for offering and sale pursuant to the Agreement and Plan of Merger dated October 29, 2018 between the Corporation and First Prestonsburg Bancshares Inc., to be offered or sold pursuant thereto, hereby constitutes and appoints Charles W. Sulerzyski and John C. Rogers, and each of them severally, as his true and lawful attorneys-in-fact and agents, each with the power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of November, 2018.

/s/ S. Craig Beam
S. Craig Beam

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of PEOPLES BANCORP INC., an Ohio corporation (“Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of certain of its common shares for offering and sale pursuant to the Agreement and Plan of Merger dated October 29, 2018 between the Corporation and First Prestonsburg Bancshares Inc., to be offered or sold pursuant thereto, hereby constitutes and appoints Charles W. Sulerzyski and John C. Rogers, and each of them severally, as his true and lawful attorneys-in-fact and agents, each with the power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of November, 2018.

/s/ David F. Dierker
David F. Dierker